Exhibit 10.4

STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

MDU RESOURCES GROUP, INC.

AND

KNIFE RIVER HOLDING COMPANY

DATED AS OF MAY 30, 2023

-i-

STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT

This STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT, dated as of May 30, 2023 (this “Agreement”), is by and between MDU Resources Group, Inc., a Delaware corporation (“Parent”), and Knife River Holding Company, a Delaware corporation (“SpinCo”). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I.

R E C I T A L S

WHEREAS, the board of directors of Parent (the “Parent Board”) has determined that it is appropriate and desirable to distribute approximately ninety percent (90%) of the outstanding SpinCo Shares owned by Parent to Parent’s stockholders (the “Distribution”);

WHEREAS, Parent may Transfer those SpinCo Shares that are not distributed in the Distribution (such SpinCo Shares not distributed in the Distribution, the “Remaining Shares”) through one or more transactions, including pursuant to one or more transactions registered under the Securities Act;

WHEREAS, SpinCo desires to grant to the Parent Group the Registration Rights for the Remaining Shares and other Registrable Securities, subject to the terms and conditions of this Agreement; and

WHEREAS, the Parent Group desires to grant SpinCo a proxy to vote the Remaining Shares in proportion to the votes cast by SpinCo’s other stockholders, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I      DEFINITIONS

For the purpose of this Agreement, the following terms shall have the following meanings:

“Affiliate” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Agreement” shall have the meaning set forth in the Preamble.

“Ancillary Agreements” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Ancillary Filings” shall have the meaning set forth in Section 2.03(a)(i).

“Blackout Notice” shall have the meaning set forth in Section 2.01(d).

“Blackout Period” shall have the meaning set forth in Section 2.01(d).

“Block Trade” shall mean an Underwritten Offering not involving any “road show” which is commonly known as a “block trade.”

“Debt” shall mean any indebtedness of any member of the Parent Group, including debt securities, notes, credit facilities, credit agreements and other debt instruments, including, in each case, any amounts due thereunder.

“Debt Exchanges” shall mean one or more Public Debt Exchanges or Private Debt Exchanges.

“Demand Registration” shall have the meaning set forth in Section 2.01(a).

“Disadvantageous Condition” shall have the meaning set forth in Section 2.01(d).

“Dispute” shall have the meaning set forth in Section 4.04(a).

“Distribution” shall have the meaning set forth in the Recitals.

“Distribution Date” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Effective Time” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Exchange Offer” shall mean an exchange offer of Registrable Securities for outstanding securities of a Holder.

“Governmental Authority” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Group” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Holder” shall mean any member of the Parent Group, so long as such Person holds any Registrable Securities, and any Permitted Transferee, so long as such Person holds any Registrable Securities.

“Indemnifying Party” shall have the meaning set forth in Section 2.07(c).

“Indemnitee” shall have the meaning set forth in Section 2.07(c).

“Initiating Holder” shall have the meaning set forth in Section 2.01(a).

“Law” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Losses” shall have the meaning set forth in Section 2.07(a).

“Offering Confidential Information” shall mean, with respect to a Piggyback Registration, (i) SpinCo’s plan to file the relevant Registration Statement and engage in the offering so registered, (ii) any information regarding the offering being registered (including the potential timing, price, number of shares, underwriters or other counterparties, selling stockholders or plan of distribution) and (iii) any other information (including information contained in draft supplements or amendments to offering materials) provided to any Holders by SpinCo (or by third parties) in connection with a Piggyback Registration; provided that Offering Confidential Information shall not include information that (x) was or becomes generally available to the public (including as a result of the filing of the relevant Registration Statement) other than as a result of a disclosure by any Holder, (y) was or becomes available to any Holder from a source not bound by any confidentiality agreement with SpinCo or (z) was otherwise in such Holder’s possession prior to it being furnished to such Holder by SpinCo or on SpinCo’s behalf.

“Other Holders” shall have the meaning set forth in Section 2.01(f).

“Parent” shall have the meaning set forth in the Preamble.

“Parent Board” shall have the meaning set forth in the Recitals.

“Parent Group” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Participating Banks” shall mean such investment banks that engage in any Debt Exchange with one or more members of the Parent Group.

“Parties” shall mean the parties to this Agreement.

“Permitted Transferee” shall mean any Transferee and any Subsequent Transferee.

“Person” shall mean an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Piggyback Registration” shall have the meaning set forth in Section 2.02(a).

“Private Debt Exchange” shall mean a private exchange pursuant to which one or more members of the Parent Group shall Transfer some or all of their Registrable Securities to one or more Participating Banks in exchange for the satisfaction of Debt, in a transaction or transactions not required to be registered under the Securities Act.

“Prospectus” shall mean the prospectus included in any Registration Statement, all amendments and supplements to such prospectus (including, for the avoidance of doubt, any Takedown Prospectus Supplement), including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Public Debt Exchange” shall mean a public exchange pursuant to which one or more members of the Parent Group shall Transfer some or all of their Registrable Securities to one or more Participating Banks in exchange for the satisfaction of Debt, in a transaction or transactions registered under the Securities Act.

“Registrable Securities” shall mean the Remaining Shares and any SpinCo Shares or other securities issued with respect to, in exchange for, or in replacement of such Remaining Shares; provided, that the term “Registrable Securities” excludes any security (i) the offering and Transfer of which has been effectively registered under the Securities Act and which has been Transferred pursuant to a Registration Statement, (ii) that has been Transferred by a Holder in a transaction or transactions exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including transactions pursuant to Rule 144) such that the further Transfer of such securities by the transferee or assignee is not restricted under the Securities Act or (iii) that has been Transferred by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” shall mean a registration with the SEC of the offer and Transfer to the public of any Registrable Securities under a Registration Statement. The terms “Register” and “Registering” shall have correlative meanings.

“Registration Expenses” shall mean all expenses incident to the SpinCo Group’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications within the United States of any Registrable Securities being registered), (iii) printing expenses, messenger, telephone and delivery expenses, (iv) internal expenses of SpinCo Group (including all salaries and expenses of employees of members of SpinCo Group performing legal or accounting duties), (v) fees and disbursements of counsel for SpinCo and customary fees and expenses for independent certified public accountants retained by the SpinCo Group (including the expenses of any comfort letters or costs associated with the delivery by SpinCo Group members’ independent certified public accountants of comfort letters customarily requested by underwriters) and (vi) fees and expenses of listing any Registrable Securities on any securities exchange on which the SpinCo Shares are then listed and Financial Industry Regulatory Authority registration and filing fees; but excluding any fees or disbursements of any Holder, all expenses incurred in connection with the printing, mailing and delivering of copies of any Registration Statement, any Prospectus, any other offering documents and any amendments and supplements thereto to any underwriters and dealers; any underwriting discounts, fees or commissions attributable to the offer and Transfer of any Registrable Securities, any fees and expenses of the underwriters or dealer managers, the cost of preparing, printing or producing any agreements among underwriters, underwriting agreements and blue sky or legal investment memoranda, any selling agreements and any other similar documents in connection with the offering, Transfer, distribution or delivery of the Registrable Securities or other SpinCo Shares to be Transferred, including any fees of counsel for any underwriters in connection with the qualification of the Registrable Securities or other SpinCo Shares to be Transferred for offering and Transfer or distribution under state securities Laws, any stock transfer taxes, out-of-pocket costs and expenses relating to any investor presentations on any “road show” presentations undertaken in connection with marketing of the Registrable Securities and any fees and expenses of any counsel to the Holder or the underwriters or dealer managers.

“Registration Period” shall have the meaning set forth in Section 2.01(c).

“Registration Rights” shall mean the rights of the Holders to cause SpinCo to Register Registrable Securities pursuant to Article II.

“Registration Statement” shall mean any registration statement of SpinCo filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference into such registration statement. For the avoidance of doubt, it is acknowledged and agreed that such Registration Statement may be on any applicable form, including Form S-1, Form S-3, Form S-3ASR or Form S-4 and may be a Shelf Registration Statement.

“Remaining Shares” shall have the meaning set forth in the recitals.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Separation and Distribution Agreement” shall mean the Separation and Distribution Agreement by and between Parent and SpinCo in connection with the Separation and the Distribution, as it may be amended from time to time.

“Shelf Registration” means a registration pursuant to a Shelf Registration Statement.

“Shelf Registration Statement” shall mean a Registration Statement of SpinCo for an offering of Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“SpinCo” shall have the meaning set forth in the Preamble.

“SpinCo Board” shall mean the board of directors of SpinCo.

“SpinCo Group” shall have the meaning given to such term in the Separation and Distribution Agreement.

“SpinCo Public Transfer” shall have the meaning set forth in Section 2.02(a).

“SpinCo Shares” shall mean the shares of common stock, par value $0.01 per share, of SpinCo.

“Subsequent Transferee” shall have the meaning set forth in Section 4.05(b).

“Subsidiary” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Takedown Prospectus Supplement” shall have the meaning set forth in Section 2.01(g).

“Takedown Request” shall have the meaning set forth in Section 2.01(g).

“Third Party” shall have the meaning given to such term in the Separation and Distribution Agreement.

“Transfer” shall mean the direct or indirect transfer, sale, assignment or other disposition of a security. The term “Transferred” shall have a correlative meaning.

“Transferee” shall have the meaning set forth in Section 4.05(b).

“Underwritten Offering” shall mean a Registration in which Registrable Securities are Transferred to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

ARTICLE II      REGISTRATION RIGHTS

Section 2.01        Registration.

(a)        At any time prior to or on the fifth anniversary of the Distribution Date, any Holder(s) of 10% or more of the then-outstanding Registrable Securities (and any Holders acting together which collectively hold 10% or more of the then outstanding Registrable Securities) (collectively, the “Initiating Holder”; provided, that the 10% ownership threshold shall not apply to any Holder that is a member of the Parent Group) shall have the right to request that SpinCo file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Initiating Holder, by delivering a written request therefor to SpinCo specifying the number of shares of Registrable Securities such Initiating Holder wishes to register (a “Demand Registration”). SpinCo shall (i) within five days of the receipt of a Demand Registration, give written notice of such Demand Registration to all Holders of Registrable Securities, (ii) use its reasonable best efforts to prepare and file the Registration Statement as expeditiously as possible, but in any event within 30 days of such request and (iii) use its reasonable best efforts to cause the Registration Statement to become effective as expeditiously as possible in respect of each Demand Registration in accordance with the intended method of distribution set forth in the written request delivered by the Initiating Holder. SpinCo shall include in such Registration all Registrable Securities with respect to which SpinCo receives, within the 10 days immediately following the receipt by the Holder(s) of such notice from SpinCo, a request for inclusion in the Registration from the Holder(s) thereof. Each such request from a Holder of Registrable Securities for inclusion in the Registration shall also specify the aggregate amount of Registrable Securities proposed to be Registered. The Initiating Holder may request that the Registration Statement be on any appropriate form, including Form S-4 in the case of an Exchange Offer or Form S-3 in the case of a Shelf Registration Statement, and SpinCo shall effect the Registration on the form so requested.

(b)         The Holder(s) may collectively make a total of three Demand Registration requests pursuant to Section 2.01(a) (including any exercise of rights to Demand Registration transferred pursuant to Section 4.05 and including any exercise of rights to Demand Registration made pursuant to any registration rights agreement entered into pursuant to Section 2.05). In addition, and notwithstanding anything to the contrary in this Agreement, the Parent Group shall be permitted to engage in up to four Debt Exchanges within any nine-month period following the date hereof, and Demand Registration request(s) made by the Participating Banks in such Debt Exchanges pursuant to one or more registration rights agreements with SpinCo pursuant to Section 2.05 shall collectively count only as one Demand Registration request for purposes of the limitation on the number of Demand Registration requests set forth in the first sentence of this Section 2.01(b) (it being understood that the Parent Group shall be permitted to engage in additional Debt Exchanges outside of such nine-month period, but each Demand Registration request by the Participating Banks for such additional Debt Exchange pursuant to its registration rights agreement with SpinCo pursuant to Section 2.05 shall count as an additional Demand Registration request for purposes of the limitation on the number of Demand Registration requests set forth in the first sentence of this Section 2.01(b)). Furthermore, and notwithstanding anything to the contrary in this Agreement, if, at the time of the third Demand Registration, SpinCo is prohibited under then-existing SEC rules from registering all remaining Registrable Securities pursuant to a Shelf Registration, regardless of whether the Holder or Holders has requested that such third Demand Registration be a Shelf Registration or otherwise, then such Demand Registration shall not count toward the total number of Demand Registration requests made by the Holder(s), and the Holder(s) shall continue to be able to make additional Demand Registration requests until such time as SpinCo is permitted under then-existing SEC rules to register all of the remaining Registrable Securities pursuant to a Shelf Registration.

(c)          SpinCo shall be deemed to have effected a Registration for purposes of this Section 2.01 if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been Transferred and (ii)(x) in the case of a Registration Statement that is not a Shelf Registration Statement, 60 days from the effective date of such Registration Statement, (y) in the case of a Shelf Registration Statement on Form S-1, 12 months from the effective date of such Shelf Registration Statement and (z) in the case of a Shelf Registration Statement on any other form, 24 months from the effective date of such Shelf Registration Statement (such period, as applicable, the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement or dealer manager agreement, if any, entered into in connection with such Registration are not satisfied by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement or dealer manager agreement by any member of the SpinCo Group. If during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement, the Registration Period shall be extended on a day-for-day basis for any period during which the Holder(s) is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other Governmental Authority or as a result of such need to update or supplement the Registration Statement.

(d)         With respect to any Registration Statement or Takedown Prospectus Supplement, whether filed or to be filed pursuant to this Agreement, if the SpinCo Board, in good faith, shall reasonably determine, upon the advice of legal counsel, that maintaining the effectiveness of such Registration Statement or filing an amendment or supplement thereto (or, if no Registration Statement has yet been filed, filing such a Registration Statement), or filing such Takedown Prospectus Supplement, would (i) require the public disclosure of material nonpublic information concerning any transaction or negotiations involving SpinCo or any of its consolidated Subsidiaries that would materially interfere with such transaction or negotiations or (ii) require the public disclosure of material nonpublic information concerning SpinCo or any of its consolidated Subsidiaries that, if disclosed at such time, would be materially adverse to SpinCo or any of its consolidated Subsidiaries (a “Disadvantageous Condition”), SpinCo may, for the shortest period reasonably practicable, and in any event for not more than 60 consecutive calendar days (a “Blackout Period”), notify the Holders whose offers and Transfers of Registrable Securities are covered (or to be covered) by such Registration Statement or Takedown Prospectus Supplement that such Registration Statement is unavailable for use (or will not be filed as requested) (such notice, a “Blackout Notice”). Upon the receipt of any such Blackout Notice, the Holders shall forthwith discontinue use of the Prospectus or Takedown Prospectus Supplement contained in any effective Registration Statement; provided that, if at the time of receipt of such Blackout Notice any Holder shall have Transferred its Registrable Securities (or have signed a firm commitment underwriting agreement with respect to the purchase of such shares) and the Disadvantageous Condition is not of a nature that would require a post-effective amendment to the Registration Statement or Takedown Prospectus Supplement, then SpinCo shall use its reasonable best efforts to take such action as to eliminate any restriction imposed by federal securities Laws on the timely delivery of such Registrable Securities; provided, further, that, if implementation of such Blackout Period would materially impair the ability of Parent or any member of the Parent Group to Transfer its Registrable Securities in accordance with its or their intended method of distribution, then SpinCo may not impose such Blackout Period (and any Blackout Period then in effect shall automatically expire) and SpinCo shall as soon as reasonably possible revise, amend and/or supplement the Registration Statement, as applicable, so that it does not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Disadvantageous Condition as to which a Blackout Notice has been previously delivered shall cease to exist, SpinCo shall as promptly as reasonably practicable notify the Holders and take such actions in respect of such Registration Statement or Takedown Prospectus Supplement as are otherwise required by this Agreement. The Registration Period for any Registration Statement for which SpinCo has given notice of a Blackout Period shall be increased by the length of time of such Blackout Period. SpinCo shall not impose, in any 365-day period, Blackout Periods lasting, in the aggregate, in excess of 90 calendar days. If the SpinCo Board declares a Blackout Period with respect to a Demand Registration for a Registration Statement that has not yet been declared effective or a Takedown Request for which a Takedown Prospectus Supplement has not yet been filed, (i) the Holders may, by notice to SpinCo, withdraw the related Demand Registration request or Takedown Request, in the case of a Demand Registration request without such Demand Registration request counting against the number of Demand Registration requests permitted to be made under Section 2.01(b), and (ii) the Holders shall not be responsible for any of SpinCo’s related Registration Expenses.

(e)          If the Initiating Holder so indicates at the time of its request pursuant to Section 2.01(a) or Section 2.01(g), such offering of Registrable Securities shall be in the form of an Underwritten Offering or an Exchange Offer, and SpinCo shall include such information in the written notice to the Holders required under Section 2.01(a). In the event that the Initiating Holder intends to Transfer the Registrable Securities by means of an Underwritten Offering or Exchange Offer, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering or Exchange Offer and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering or the Exchange Offer to the extent provided herein. The Holders of a majority of the outstanding Registrable Securities being included in any Underwritten Offering or Exchange Offer shall select the underwriter(s) in the case of an Underwritten Offering or the dealer manager(s) in the case of an Exchange Offer, provided that such underwriter(s) or dealer manager(s) are reasonably acceptable to SpinCo. SpinCo shall be entitled to designate counsel for such underwriter(s) or dealer manager(s) (subject to their approval), provided that such designated underwriters’ counsel shall be a firm of national reputation representing underwriters or dealer managers in capital markets transactions.

(f)          If the managing underwriter or underwriters of a proposed Underwritten Offering of Registrable Securities included in a Registration pursuant to this Section 2.01 inform(s), in writing, the Holders participating in such Registration that, in its or their opinion, the number of securities requested to be included in such Registration exceeds the number that can be Transferred in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such Registration shall be reduced to the maximum number recommended by the managing underwriter or underwriters and allocated first to any members of the Parent Group participating in the Registration, and then pro rata among the other Holders, including the Initiating Holder (other than any member of the Parent Group), in proportion to the number of Registrable Securities each Holder has requested to be included in such Registration; provided, that if this sentence would result in a reduction of the Registrable Securities of the Initiating Holder to be included in such Registration, the Initiating Holder may notify SpinCo in writing that the Registration Statement shall be abandoned or withdrawn, in which event SpinCo shall abandon or withdraw such Registration Statement. In the event the Initiating Holder notifies SpinCo that such Registration Statement shall be abandoned or withdrawn, such Holder shall not be deemed to have requested a Demand Registration pursuant to Section 2.01(a), and SpinCo shall not be deemed to have effected a Demand Registration with respect to such abandoned or withdrawn Registration Statement. If the amount of Registrable Securities to be underwritten has not been limited in accordance with the first sentence of this Section 2.01(f), SpinCo and the holders of SpinCo Shares or, if the Registrable Securities include securities other than SpinCo Shares, the holders of securities of the same class of those securities included in the Registrable Securities, in each case, other than the Holders (“Other Holders”), may include such securities for their own account or for the account of Other Holders in such Registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional amount will not adversely affect the offering of the Registrable Securities included in such Registration.

(g)         With respect to any Demand Registration, the requesting Holders may request that SpinCo effect a Registration of the Registrable Securities under a Shelf Registration, in which event SpinCo shall file, and shall thereafter use its reasonable best efforts to make and keep effective in accordance with Section 2.01(c) (including by filing any post-effective amendments or prospectus supplements as required by law or renewing or refiling upon expiration), a Shelf Registration Statement; provided that SpinCo shall not be required to maintain in effect more than one Shelf Registration at any one time pursuant to this Section 2.01(g). Thereafter, SpinCo shall, as promptly as reasonably practicable following the written request of Holders for a resale of Registrable Securities (a “Takedown Request”), file a prospectus supplement (a “Takedown Prospectus Supplement”) to such Shelf Registration Statement under Rule 424 promulgated under the Securities Act with respect to resales of the Registrable Securities pursuant to Holder’s intended method of distribution thereof (it being understood, for the avoidance of doubt, that a Takedown Request shall not count as a Demand Registration request for purposes of the limit set forth in Section 2.01(b)). Each Takedown Request shall specify the Registrable Securities to be registered, their aggregate amount and the intended method or methods of distribution thereof. If, in the case of an Underwritten Offering pursuant to a Takedown Request, the requesting Holder(s) so elects, such offering shall be in the form of a Block Trade, in which case the requesting Holder(s) shall give at least eight (8) business days’ prior notice in writing of such transaction to SpinCo (which such notice shall identify the potential underwriter(s) and include contact information for such underwriter(s)), and SpinCo shall use reasonable best efforts to cooperate with such requesting Holder(s) and shall not be required to give notice thereof to other Holders of Registrable Securities or permit their participation therein unless SpinCo determines it is reasonably practicable to do so (it being understood, for the avoidance of doubt, that a Takedown Request shall not count as a Demand Registration request for purposes of the limit set forth in Section 2.01(b)).

Section 2.02        Piggyback Registrations.

(a)        At any time prior to the earlier to occur of the fifth anniversary of the Distribution Date and the date on which the Registrable Securities then held by the Holder(s) represent less than 1% of the then-issued and outstanding SpinCo Shares (or, if the Registrable Securities include securities other than SpinCo Shares, less than 1% of the then-issued and outstanding securities of the same class as the securities included in the Registrable Securities), if SpinCo proposes to file a Registration Statement (other than a Shelf Registration) or a Prospectus supplement filed pursuant to a Shelf Registration Statement under the Securities Act with respect to any offering of such securities for its own account and/or for the account of any Other Holders (other than (i) a Registration or Takedown Prospectus Supplement under Section 2.01, (ii) a Registration pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) in connection with any dividend reinvestment or similar plan, (iv) for the purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (v) a Registration in which the only SpinCo Shares being registered are SpinCo Shares issuable upon conversion of debt securities that are also being registered) (a “SpinCo Public Transfer”), then, as soon as practicable, but in any event not less than 15 days prior to the proposed date of filing such Registration Statement, SpinCo shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.02(b) and Section 2.02(c), SpinCo shall use its reasonable best efforts to include in a Registration Statement with respect to a SpinCo Public Transfer all Registrable Securities that are requested to be included therein within five business days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, SpinCo shall determine for any reason not to Register or to delay Registration of the SpinCo Public Transfer, SpinCo may, at its election, give written notice of such determination to each such Holder and, thereupon, (x) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.01 and (y) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other SpinCo Shares in the SpinCo Public Transfer. No Registration effected under this Section 2.02 shall relieve SpinCo of its obligation to effect any Demand Registration under Section 2.01. For purposes of clarification, SpinCo’s filing of a Shelf Registration Statement shall not be deemed to be a SpinCo Public Transfer; provided, however, that any prospectus supplement filed pursuant to a Shelf Registration Statement with respect to an offering of SpinCo Shares for its own account and/or for the account of any other Persons will be a SpinCo Public Transfer, unless such offering qualifies for an exemption from the SpinCo Public Transfer definition in this Section 2.02(a).

(b)         In the case of any Underwritten Offering, each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in such Underwritten Offering pursuant to Section 2.02(a) at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to SpinCo of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c)          If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs SpinCo and each Holder in writing that, in its or their opinion, the number of securities of such class that such Holder and any other Persons intend to include in such offering exceeds the number that can be Transferred in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, all securities of SpinCo and any other Persons (other than SpinCo’s executive officers and directors) for whom SpinCo is effecting the Registration, as the case may be, that SpinCo and such Persons propose to Transfer, (ii) second, the number, if any, of Registrable Securities of such class that, in the opinion of such managing underwriter or underwriters, can be Transferred without having such adverse effect, with such number to be allocated pro rata among the members of the Parent Group that hold Registrable Securities and have requested to participate in such Registration based on the relative number of Registrable Securities of such class requested by such Person to be included in such Transfer, (iii) third, the number, if any, of Registrable Securities of such class that, in the opinion of such managing underwriter or underwriters, can be Transferred without having such adverse effect, with such number to be allocated pro rata among the Holders (other than members of the Parent Group) that hold Registrable Securities and have requested to participate in such Registration based on the relative number of Registrable Securities of such class requested by such Person to be included in such Transfer, (iv) fourth, the number of securities of executive officers and directors of SpinCo for whom SpinCo is effecting the Registration, as the case may be, with such number to be allocated pro rata among the executive officers and directors and (v) fifth, any other securities eligible for inclusion in such Registration, allocated among the holders of such securities in such proportion as SpinCo and those holders may agree.

(d)         After a Holder has been notified of its opportunity to include Registrable Securities in a Piggyback Registration, such Holder (i) shall treat the Offering Confidential Information as confidential information, (ii) shall not use any Offering Confidential Information for any purpose other than to evaluate whether to include its Registrable Securities (or other SpinCo Shares) in such Piggyback Registration and (iii) shall not disclose any Offering Confidential Information to any Person other than such of its agents, employees, advisors and counsel as have a need to know such Offering Confidential Information, and shall cause such agents, employees, advisors and counsel to comply with the requirements of this Section 2.02(d); provided, that any such Holder may disclose Offering Confidential Information if such disclosure is required by legal process, but such Holder shall cooperate with SpinCo to limit the extent of such disclosure through protective order or otherwise, and to seek confidential treatment of the Offering Confidential Information.

Section 2.03         Registration Procedures.

(a)          In connection with SpinCo’s Registration obligations under Section 2.01 and Section 2.02, SpinCo shall use its reasonable best efforts to effect such Registration to permit the offer and Transfer of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith, SpinCo shall, and shall cause the members of the SpinCo Group to:

(i)           prepare and file the required Registration Statement or Takedown Prospectus Supplement, including all exhibits and financial statements and, in the case of an Exchange Offer, any document required under Rule 425 or Rule 165 with respect to such Exchange Offer (collectively, the “Ancillary Filings”) required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters or dealer managers, if any, and to the Holders, copies of all documents prepared to be filed, which documents shall be subject to the review and comment of such underwriters or dealer managers and such Holders and their respective counsel, and provide such underwriters or dealer managers, if any, and such Holders and their respective counsel reasonable time to review and comment thereon and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto or any Ancillary Filing to which the Holders or the underwriters or dealer managers, if any, shall reasonably object;

(ii)           prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus and any Ancillary Filing as may be reasonably requested by the participating Holders;

(iii)          promptly notify the participating Holders and the managing underwriters or dealer managers, if any, and, if requested, confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by any member of the SpinCo Group (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, or any Ancillary Filing has been filed, (B) of any comments (written or oral) by the SEC or any request (written or oral) by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement, such Prospectus or any Ancillary Filing, or for any additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement, any order preventing or suspending the use of any preliminary or final Prospectus or any Ancillary Filing, or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties (written or oral) in any applicable underwriting agreement or dealer manager agreement cease to be true and correct in all material respects and (E) of the receipt by any member of the SpinCo Group of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or Transfer in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iv)          (A) promptly notify each participating Holder and the managing underwriter(s) or dealer manager(s), if any, when SpinCo becomes aware of the occurrence of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Ancillary Filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, or if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or any Ancillary Filing in order to comply with the Securities Act, and (B) in either case, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to each participating Holder and the underwriter(s) or dealer manager(s), if any, an amendment or supplement to such Registration Statement, Prospectus or Ancillary Filing that will correct such statement or omission or effect such compliance;

(v)          use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vi)          promptly (A) incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s) or dealer manager(s), if any, and the Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities and (B) make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vii)        furnish to each participating Holder and each underwriter or dealer manager, if any, without charge, as many conformed copies as such Holder or underwriter or dealer manager may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(viii)       deliver to each participating Holder and each underwriter or dealer manager, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter or dealer manager may reasonably request (it being understood that SpinCo consents to the use of such Prospectus or any amendment or supplement thereto by each participating Holder and the underwriter(s) or dealer manager(s), if any, in connection with the offering and Transfer of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such participating Holder or underwriter or dealer manager may reasonably request in order to facilitate the Transfer of the Registrable Securities by such Holder or underwriter or dealer manager;

(ix)          on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each participating Holder, the managing underwriter(s) or dealer manager(s), if any, and their respective counsel, in connection with the registration or qualification of, such Registrable Securities for offer and Transfer under the securities or “blue sky” Laws of each state and other jurisdiction of the United States as any participating Holder or managing underwriter(s) or dealer manager(s), if any, or their respective counsel reasonably request, and in any foreign jurisdiction mutually agreeable to SpinCo and the participating Holders, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of offers and Transfers and dealings in such jurisdictions for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that SpinCo will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject or conform its capitalization or the composition of its assets at the time to the securities or blue sky Laws of any such jurisdiction;

(x)           in connection with any Transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each participating Holder and the managing underwriter(s) or dealer manager(s), if any, to (A) facilitate the timely preparation and delivery of certificates representing Registrable Securities to be Transferred and not bearing any restrictive Securities Act legends and (B) register such Registrable Securities in such denominations and such names as such participating Holder or the underwriter(s) or dealer manager(s), if any, may request at least two business days prior to such Transfer of Registrable Securities; provided that SpinCo may satisfy its obligations under this clause (x) without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xi)          cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of SpinCo’s securities are then listed or quoted and on each inter-dealer quotation system on which any of SpinCo’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter or dealer manager (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s) or dealer manager(s), if any, to consummate the Transfer of such Registrable Securities;

(xii)         not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company; provided, that SpinCo may satisfy its obligations under this clause (xii) without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiii)        obtain for delivery to and addressed to each participating Holder and to the underwriter(s) or dealer manager(s), if any, opinions from counsel for SpinCo, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement or, in the event of an Exchange Offer, the date of the closing under the dealer manager agreement or similar agreement or otherwise, and in each such case in customary form and content for the type of Underwritten Offering or Exchange Offer, as applicable;

(xiv)        in the case of an Underwritten Offering or Exchange Offer, obtain for delivery to and addressed to SpinCo and the managing underwriter(s) or dealer manager(s), if any, and, to the extent requested, each participating Holder, a cold comfort letter from SpinCo’s independent registered public accounting firm in customary form and content for the type of Underwritten Offering or Exchange Offer, dated the date of execution of the underwriting agreement or dealer manager agreement or, if none, the date of commencement of the Exchange Offer, and brought down to the closing, whether under the underwriting agreement or dealer manager agreement, if applicable, or otherwise;

(xv)         in the case of an Exchange Offer that does not involve a dealer manager, provide to each participating Holder such customary written representations and warranties or other covenants or agreements as may be requested by any participating Holder comparable to those that would be included in an underwriting or dealer manager agreement;

(xvi)        use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but in any event no later than 90 days, after the end of the 12-month period beginning with the first day of SpinCo’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement;

(xvii)       provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xviii)      cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of SpinCo’s securities are then listed or quoted and on each inter-dealer quotation system on which any of SpinCo’s securities are then quoted;

(xix)        provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include any Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be registered, (C) the Transfer or placement agent therefor, if any, (D) the dealer manager therefor, if any, (E) counsel for such Holder, underwriters, agent, or dealer manager and (F) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter or dealer manager, as selected by such Holder, in each case, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto; and for a reasonable period prior to the filing of such Registration Statement, upon execution of a customary confidentiality agreement, make available for inspection upon reasonable notice at reasonable times and for reasonable periods, by the parties referred to in clauses (A) through (F) above, all pertinent financial and other records, pertinent corporate and other documents and properties of the SpinCo Group that are available to SpinCo, and cause all of the SpinCo Group’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of SpinCo and to supply all information available to SpinCo reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence or other responsibility, subject to the foregoing; provided that in no event shall any member of the SpinCo Group be required to make available any information which the SpinCo Board determines in good faith to be competitively sensitive or confidential. The recipients of such information shall coordinate with one another so that the inspection permitted hereunder will not unnecessarily interfere with the SpinCo Group’s conduct of business. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of SpinCo or its Affiliates unless and until such information is made generally available to the public by SpinCo or such Affiliate or for any reason not related to the Registration of Registrable Securities;

(xx)         cause the senior executive officers of SpinCo to participate at reasonable times and for reasonable periods in the customary “road show” presentations that may be reasonably requested by the managing underwriter(s) or dealer manager(s), if any, and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxi)        comply with all requirements of the Securities Act, Exchange Act and other applicable Laws, rules and regulations, as well as all applicable stock exchange rules; and

(xxii)        take all other customary steps reasonably necessary or advisable to effect the Registration and distribution of the Registrable Securities contemplated hereby.

(b)         As a condition precedent to any Registration hereunder, SpinCo may require each Holder as to which any Registration is being effected to furnish to SpinCo such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as SpinCo may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to SpinCo and to cooperate with SpinCo as reasonably necessary to enable SpinCo to comply with the provisions of this Agreement.

(c)          Each Holder shall, as promptly as reasonably practicable, notify SpinCo, at any time when a Prospectus is required to be delivered (or deemed delivered) under the Securities Act, of the occurrence of an event, of which such Holder has knowledge, relating to such Holder or its Transfer of Registrable Securities thereunder requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered (or deemed delivered) to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d)         Parent agrees (on behalf of itself and each member of the Parent Group), and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from SpinCo of the occurrence of any event of the kind described in Section 2.03(a)(iv), such Holder will forthwith discontinue Transfers of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.03(a)(iv), or until such Holder is advised in writing by SpinCo that the use of the Prospectus may be resumed, and if so directed by SpinCo, such Holder will deliver to SpinCo, at SpinCo’s expense, all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event SpinCo shall give any such notice, the Registration Period shall be extended by the number of days during the period from and including the date of the giving of such notice through the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.03(a)(iv) or is advised in writing by SpinCo that the use of the Prospectus may be resumed.

Section 2.04         Underwritten Offerings or Exchange Offers.

(a)          If requested by the managing underwriter(s) for any Underwritten Offering or dealer manager(s) for any Exchange Offer that is requested by Holders pursuant to a Demand Registration or Takedown Request under Section 2.01, SpinCo shall enter into an underwriting agreement or dealer manager agreement, as applicable, with such underwriter(s) or dealer manager(s) for such offering, such agreement to be reasonably satisfactory in substance and form to SpinCo and the underwriter(s) or dealer manager(s) and, if any member of the Parent Group is a participating Holder, to such member of the Parent Group. Such agreement shall contain such representations and warranties by SpinCo and such other terms as are generally prevailing in agreements of that type. Each Holder with Registrable Securities to be included in any Underwritten Offering or Exchange Offer by such underwriter(s) or dealer manager(s) shall enter into such underwriting agreement or dealer manager agreement at the request of SpinCo, which agreement shall contain such reasonable representations and warranties by the Holder and such other reasonable terms as are generally prevailing in agreements of that type.

(b)         If requested by the managing underwriter(s) for any Underwritten Offering or dealer manager(s) for any Exchange Offer, (i) the Holders hereby agree, in the event of a SpinCo Public Transfer involving an offering of SpinCo Shares or other equity securities of SpinCo in an Underwritten Offering (whether in a Demand Registration or a Piggyback Registration or pursuant to a Takedown Request, whether or not the Holders participate therein) and (ii) SpinCo hereby agrees, in the event of a SpinCo Public Transfer of SpinCo Shares or other equity securities of SpinCo in an Underwritten Offering or an Exchange Offer, and, except in the case of a Shelf Registration, SpinCo shall cause its executive officers and directors to agree, in each case of clause (i) and (ii), that they shall not effect any Transfer or distribution (including any offer to Transfer, contract to Transfer, short Transfer or any option to purchase) of any securities (except, in each case, as part of the applicable Registration, if permitted hereunder) that are of the same type as those being Registered in connection with such public offering and Transfer, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning five days before, and ending 90 days (or such lesser period as may be permitted by SpinCo or the participating Holder(s), as applicable, or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration (or, if later, the date of the Prospectus), to the extent timely notified in writing by such selling Person or the managing underwriter or underwriters or dealer manager or dealer managers. The participating Holders and SpinCo, as applicable, also agree to execute an agreement evidencing the restrictions in this Section 2.04(b) in customary form, which form is reasonably satisfactory to SpinCo or the participating Holder(s), as applicable, and the underwriter(s) or dealer manager(s), as applicable; provided that such restrictions may be included in the underwriting agreement or dealer manager agreement, if applicable. SpinCo may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.

(c)          No Holder may participate in any Underwritten Offering or Exchange Offer hereunder unless such Holder (i) agrees to Transfer such Holder’s securities on the basis provided in any underwriting arrangements or dealer manager agreements approved by SpinCo or other Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, dealer manager agreements and other documents reasonably required under the terms of such underwriting arrangements or dealer manager agreements or this Agreement.

Section 2.05        Registration Rights Agreement with Participating Banks.

If one or more members of the Parent Group decides to engage in a Debt Exchange with one or more Participating Banks, SpinCo shall enter into a registration rights agreement with the Participating Banks in connection with such Debt Exchange on terms and conditions consistent with this Agreement (other than the voting provisions contained in Section 3.01 hereof) and reasonably satisfactory to SpinCo and the Parent Group.

Section 2.06        Registration Expenses Paid by SpinCo.

In the case of any Registration of Registrable Securities required pursuant to this Agreement, SpinCo shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective; provided, however, that SpinCo shall not be required to pay for any expenses of any Registration begun pursuant to Section 2.01 if the Demand Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one Demand Registration to which they have the right pursuant to Section 2.01(b).

Section 2.07         Indemnification.

(a)          SpinCo agrees to indemnify, defend and hold harmless, to the full extent permitted by applicable Law, each Holder whose shares are included in a Registration Statement, such Holder’s Affiliates and their respective officers, directors, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) such Holder, from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively, “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the offering and Transfer of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that SpinCo has filed or is required to file pursuant to Rule 433(d) of the Securities Act or any Ancillary Filing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such liability results from or arises out of (A) the fact that a then current copy of the Prospectus was not sent or given to the Person asserting any such liability at or prior to the written confirmation of the Transfer of the Registrable Securities concerned to such Person if it is determined by a court of competent jurisdiction in a final and non-appealable judgment that SpinCo had provided such then current copy of the Prospectus and it was the responsibility of such Holder or its agents to provide such Person with a then current copy of the Prospectus and such then current copy of the Prospectus would have cured the defect giving rise to such liability, (B) the use of any Prospectus by or on behalf of any Holder after SpinCo has notified such Person (x) that such Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) that a stop order has been issued by the SEC with respect to a Registration Statement, or (C) any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to SpinCo by or on behalf of the Indemnitee, in either case expressly for use in such Registration Statement or Prospectus. This indemnity shall be in addition to any liability SpinCo may otherwise have, including under the Separation and Distribution Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder.

(b)         Each participating Holder whose Registrable Securities are included in a Registration Statement agrees (severally and not jointly) to indemnify, defend and hold harmless, to the full extent permitted by applicable Law, SpinCo, its officers, directors, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Securities Act and the Exchange Act) SpinCo from and against any and all Losses (i) arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or the Prospectus included therein, in reliance upon and in conformity with written information furnished to SpinCo by or on behalf of such Holder, in either case expressly for use in such Registration Statement or Prospectus or (ii) resulting from (A) the fact that a then current copy of the Prospectus was not sent or given to the Person asserting any such liability at or prior to the written confirmation of the Transfer of the Registrable Securities concerned to such Person if it is determined by a court of competent jurisdiction in a final and non-appealable judgment that SpinCo had provided such then current copy of the Prospectus to such Holder or the applicable underwriter or dealer manager prior to such confirmation and it was the responsibility of such Holder or its agent to provide such Person with a then current copy of the Prospectus and such then current copy of the Prospectus would have cured the defect giving rise to such liability, or (B) the use of any Prospectus by or on behalf of any Holder after SpinCo has notified such Person (x) that such Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) that a stop order has been issued by the SEC with respect to a Registration Statement. This indemnity shall be in addition to any liability the participating Holder may otherwise have, including under the Separation and Distribution Agreement. In no event shall the liability of any participating Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the Transfer of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SpinCo or any indemnified party.

(c)          Any claim or action with respect to which a Party (an “Indemnifying Party”) may be obligated to provide indemnification to any Person entitled to indemnification hereunder (an “Indemnitee”) shall be subject to the procedures for indemnification set forth in Sections 4.5 and 4.6 of the Separation and Distribution Agreement.

(d)         If for any reason the indemnification provided for in Section 2.07(a) or Section 2.07(b) is unavailable to an Indemnitee or insufficient to hold it harmless as contemplated by Section 2.07(a) or Section 2.07(b), then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnitee as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnitee on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnitee and the Parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. For the avoidance of doubt, the establishment of such relative fault, and any disagreements or disputes relating thereto, shall be subject to Section 4.04. Notwithstanding anything in this Section 2.07(d) to the contrary, no Indemnifying Party (other than SpinCo) shall be required pursuant to this Section 2.07(d) to contribute any amount in excess of the amount by which the net proceeds received by such Indemnifying Party from the Transfer of Registrable Securities in the offering to which the Losses of the Indemnitees relate (before deducting expenses, if any) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission. The Parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.07(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.07(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an Indemnitee hereunder shall be deemed to include, for purposes of this Section 2.07(d), any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.07, the Indemnifying Parties shall indemnify each Indemnitee to the full extent provided in Section 2.07(a) and Section 2.07(b) without regard to the relative fault of said Indemnifying Parties or Indemnitee. Any Holders’ obligations to contribute pursuant to this Section 2.07(d) are several and not joint.

Section 2.08        Reporting Requirements; Rule 144.

Until the earlier of (a) the expiration or termination of this Agreement in accordance with its terms and (b) the date upon which there cease to be any Holders of Registrable Securities, SpinCo shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable Laws or rules, and thereafter shall timely file such information, documents and reports as the SEC may require or prescribe under Sections 13, 14 and 15(d), as applicable, of the Exchange Act so that SpinCo will qualify for registration on Form S-3 and to enable the Holders to Transfer Registrable Securities without registration under the Securities Act consistent with the exemptions from registration under the Securities Act provided by (i) Rule 144 or Regulation S under the Securities Act, as amended from time to time, or (ii) any similar SEC rule or regulation then in effect. From and after the date hereof through such earlier date, SpinCo shall forthwith upon request furnish any Holder (x) a written statement by SpinCo as to whether it has complied with such requirements and, if not, the specifics thereof, (y) a copy of the most recent annual or quarterly report of SpinCo and (z) such other reports and documents filed by SpinCo with the SEC as such Holder may reasonably request in availing itself of an exemption for the offering and Transfer of Registrable Securities without registration under the Securities Act.

Section 2.09        Registration Rights Covenant.

SpinCo covenants that it will not, and it will cause the members of the SpinCo Group not to, grant any right of registration under the Securities Act relating to the SpinCo Shares or any of its other securities to any Person other than pursuant to this Agreement, unless the rights so granted to another Person do not limit or restrict the rights of the Holder(s) hereunder. If SpinCo enters into any agreement after the date hereof granting any Person registration rights with respect to any security of SpinCo which agreement contains any material provisions more favorable to such Person than those set forth in this Agreement, SpinCo will notify Parent and will agree to such amendments to this Agreement as may be necessary to provide these rights to Parent, at Parent’s election.

ARTICLE III   VOTING RESTRICTIONS

Section 3.01         Voting of SpinCo Shares.

(a)          From the date of this Agreement and until the date that the Parent Group ceases to own any Remaining Shares, Parent shall, and shall cause each other member of the Parent Group to (in each case, to the extent that they then own any Remaining Shares), be present, in person or by proxy, at each and every SpinCo stockholder meeting, and otherwise to cause all Remaining Shares then owned by them to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent on any matter (including waivers of contractual or statutory rights), or cause to be voted or consented on any such matter, all such Remaining Shares in proportion to the votes cast by the other holders of SpinCo Shares on such matter.

(b)         From the date of this Agreement and until the date that the Parent Group ceases to own any Remaining Shares, Parent hereby grants, and shall cause each other member of the Parent Group (in each case, to the extent that they own any Remaining Shares) to grant, an irrevocable proxy, which shall be deemed coupled with an interest sufficient in Law to support an irrevocable proxy to SpinCo or its designees, to vote, with respect to any matter (including waivers of contractual or statutory rights), all Remaining Shares owned by them in proportion to the votes cast by the other holders of SpinCo Shares on such matter; provided that (i) such proxy shall automatically be revoked as to a particular Remaining Share upon any Transfer of such Remaining Share from a member of the Parent Group to a Person other than a member of the Parent Group and (ii) nothing in this Section 3.01(b) shall limit or prohibit any such Transfer.

(c)          Parent acknowledges and agrees (on behalf of itself and each member of the Parent Group) that SpinCo will be irreparably damaged in the event any of the provisions of this Article III are not performed by Parent in accordance with their terms or are otherwise breached. Accordingly, it is agreed that SpinCo shall be entitled to an injunction to prevent breaches of this Article III and to specific enforcement of the provisions of this Article III in any action instituted in any court of the United States or any state having subject matter jurisdiction over such action.

ARTICLE IV   MISCELLANEOUS

Section 4.01        Further Assurances.

In addition to the actions specifically provided for elsewhere in this Agreement, each of the Parties shall use its reasonable best efforts, prior to, on and after the date hereof, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable Laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement.

Section 4.02        Term and Termination.

This Agreement shall terminate upon the earliest of (a) five years after the Distribution Date, (b) the time at which all Registrable Securities are held by Persons other than Holders and (c) the time at which all Registrable Securities have been Transferred pursuant to one or more Registration Statements; provided that the provisions of Section 2.06, Section 2.07, Article III and this Article IV shall survive any such termination.

Section 4.03        Counterparts; Entire Agreement; Corporate Power.

(a)          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

(b)         This Agreement and the Exhibit hereto contain the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties with respect to such subject matter other than those set forth or referred to herein.

(c)          Parent represents on behalf of itself and each other member of the Parent Group, and SpinCo represents on behalf of itself and each other member of the SpinCo Group, as follows:

(i) each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and

(ii) this Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms hereof.

(d)         Each Party acknowledges that it and each other Party may execute this Agreement by facsimile, stamp or mechanical signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp or mechanical signature) by facsimile or by e-mail in portable document format (PDF) shall be effective as delivery of such executed counterpart of this Agreement. Each Party expressly adopts and confirms each such facsimile, stamp or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile or by e-mail in portable document format (PDF)) made in its respective name as if it were a manual signature delivered in person, agrees that it will not assert that any such signature or delivery is not adequate to bind such Party to the same extent as if it were signed manually and delivered in person.

Section 4.04        Disputes and Governing Law.

(a)          Subject to Section 3.01(c), any dispute, controversy or claim arising out of or relating to this Agreement (including the validity, interpretation, breach or termination of this Agreement) (a “Dispute”) shall be resolved in accordance with the procedures set forth in Article VII of the Separation and Distribution Agreement, which shall be the sole and exclusive procedures for the resolution of any such Dispute unless otherwise specified in this Agreement or in Article VII of the Separation and Distribution Agreement.

(b)         This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, irrespective of the choice of laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance and remedies.

Section 4.05        Successors, Assigns and Transferees.

(a)          Except as set forth herein, this Agreement shall be binding upon and inure to the benefit of the Parties, and their respective successors and permitted assigns; provided, that neither Party may assign its rights or delegate its obligations under this Agreement or any Ancillary Agreement without the express prior written consent of the other Party hereto or other Parties thereto, as applicable. Notwithstanding the foregoing, no such consent shall be required for the assignment of a Party’s rights and obligations under this Agreement and the Ancillary Agreements (except as may be otherwise provided herein and therein, as applicable) in whole (i.e., the assignment of a party’s rights and obligations under this Agreement, the Separation and Distribution Agreement and all Ancillary Agreements all at the same time) in connection with a change of control of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party. Nothing herein is intended to, or shall be construed to, prohibit either Party or any member of its Group from being party to or undertaking a change of control.

(b)         Notwithstanding any other terms of this Section 4.05, in connection with the Transfer of Registrable Securities, Parent may assign its Registration-related rights and obligations under this Agreement relating to such Registrable Securities to the following transferees in such Transfer: (i) a member of the Parent Group to which Registrable Securities are Transferred; (ii) one or more Participating Banks to which Registrable Securities are Transferred; (iii) any transferee to which Registrable Securities are Transferred, if SpinCo provides prior written consent to the transfer of such Registration-related rights and obligations along with the Transfer of Registrable Securities; or (iv) any other transferee to which Registrable Securities are Transferred, unless such Transfer consists of Registrable Securities representing less than 1% of SpinCo’s then-issued and outstanding securities of the same class as the Registrable Securities and such Registrable Securities are eligible for Transfer pursuant to an exemption from the registration and prospectus delivery requirements of the Securities Act under Section 4(a) thereof (including transactions pursuant to Rule 144); provided that in the case of clauses (i), (ii), (iii) or (iv), (x) SpinCo is given written notice prior to or at the time of such Transfer stating the name and address of the transferee and identifying the securities with respect to which the Registration-related rights and obligations are being Transferred and (y) the transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to SpinCo (any such transferee in such Transfer, a “Transferee”). In connection with the Transfer of Registrable Securities, a Transferee or Subsequent Transferee (as defined below) may assign its Registration-related rights and obligations under this Agreement relating to such Registrable Securities to the following subsequent transferees: (A) an Affiliate of such Transferee to which Registrable Securities are Transferred, (B) any subsequent transferee to which Registrable Securities are Transferred, if SpinCo provides prior written consent to the transfer of such Registration-related rights and obligations along with the Transfer of Registrable Securities or (C) any other subsequent transferee to which Registrable Securities are Transferred, unless such Transfer consists of Registrable Securities representing less than 1% of SpinCo’s then-issued and outstanding securities of the same class as the Registrable Securities and such Registrable Securities are eligible for Transfer pursuant to an exemption from the registration and prospectus delivery requirements of the Securities Act under Section 4(a) thereof (including transactions pursuant to Rule 144); provided that in the case of clause (A), (B) or (C), (x) SpinCo is given written notice prior to or at the time of such Transfer stating the name and address of the subsequent transferee and identifying the securities with respect to which the Registration-related rights and obligations are being assigned and (y) the subsequent transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to SpinCo (any such subsequent transferee, a “Subsequent Transferee”).

Section 4.06        Third-Party Beneficiaries.

Except for any Person expressly entitled to indemnification rights under this Agreement, (a) the provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person other than the Parties any rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third Person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 4.07        Notices.

All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or by electronic mail (“e-mail”) with receipt confirmed (followed by delivery of an original via overnight courier service), or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 4.07):

If to Parent, to:

MDU Resources Group, Inc.

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
Attention: Jason Vollmer, Vice President and Chief Financial Officer
E-mail:  jason.vollmer@mduresources.com

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:  Andrew R. Brownstein

    John L. Robinson

E-mail:       ARBrownstein@wlrk.com

    JLRobinson@wlrk.com

If to SpinCo, to:

Knife River Holding Company
1150 West Century Avenue
P.O. Box 5568
Bismarck, ND 58503
Attention:   Karl A. Liepitz, Vice President, Chief Legal Officer and Secretary
E-mail:        karl.liepitz@kniferiver.com

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:  Andrew R. Brownstein

   John L. Robinson

E-mail:       ARBrownstein@wlrk.com

   JLRobinson@wlrk.com

A Party may, by written notice to the other Party, change the address to which any such notices are to be given.

Section 4.08        Severability.

If any provision of this Agreement or the application hereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 4.09        Headings.

The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.10        Waiver of Default.

Waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the waiving Party. No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.11        Amendments.

No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by a Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification, or the Holders of a majority of the Registrable Securities, if such waiver, amendment, supplement or modification is sought to be enforced against a Holder.

Section 4.12        Interpretation.

In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits and Appendices hereto) and not to any particular provision of this Agreement; (c) Article, Section, Schedule, Exhibit and Appendix references are to the Articles, Sections, Schedules, Exhibits and Appendices to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including this Agreement, the Separation and Distribution Agreement and each other Ancillary Agreement) shall be deemed to include the exhibits, schedules and annexes to such agreement, (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) unless otherwise specified in a particular case, the word “days” refers to calendar days; (h) references to “business day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are generally authorized or required by law to close in Bismarck, North Dakota or New York, New York; (i) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; (j) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if” and (k) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to May 30, 2023.

Section 4.13        Performance.

Parent shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the Parent Group. SpinCo shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the SpinCo Group. Each Party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Agreement to all of the other members of its Group and (b) cause all of the other members of its Group not to take any action or fail to take any such action inconsistent with such Party’s obligations under this Agreement or the transactions contemplated hereby.

Section 4.14        Registrations, Exchanges, etc.

Notwithstanding anything to the contrary that may be contained in this Agreement, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) any SpinCo Shares, now or hereafter authorized to be issued, (b) any and all securities of SpinCo into which SpinCo Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by SpinCo and (c) any and all securities of any kind whatsoever of SpinCo or any successor or permitted assign of SpinCo (whether by merger, consolidation, sale of assets or otherwise) which may be issued on or after the date hereof in respect of, in conversion of, in exchange for or in substitution of, SpinCo Shares, and shall be appropriately adjusted for any stock dividends, or other distributions, stock splits or reverse stock splits, combinations, recapitalizations, mergers, consolidations, exchange offers or other reorganizations occurring after the date hereof.

Section 4.15        Mutual Drafting.

This Agreement shall be deemed to be the joint work product of the Parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MDU RESOURCES GROUP, INC.

By:	/s/ David L. Goodin
Name: David L. Goodin
Title: President and Chief Executive Officer

[Signature Page to Stockholder and Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

KNIFE RIVER HOLDING COMPANY

By:	/s/ Brian R. Gray
Name: Brian R. Gray
Title: President and Chief Executive Officer

[Signature Page to Stockholder and Registration Rights Agreement]